UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Act of 1934

December 7, 2004
Date of report (Date of earliest event reported)

STONE ENERGY CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	1-12074	72-1235413
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

625 E. Kaliste Saloom Road Lafayette, Louisiana	70508
(Address of Principal Executive Officer)	(Zip Code)

Registrant's telephone number, including area code:  (337) 237-0410

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7  —  Regulation FD
Item 7.01   Regulation FD Disclosure

        On December 7, 2004, we issued a press release announcing our intention to commence a private placement offering of approximately $150 million aggregate principal amount of senior subordinated notes due 2014. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

        In accordance with General Instruction B.2 of Form 8-K, the foregoing information, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Section 9  —  Financial Statements and Exhibits
Item 9.01   Financial Statements and Exhibits

(c)	Exhibits.

Exhibit Number	Description

99.1	Press Release dated December 7, 2004, "Stone Energy Corporation Announces $150 Million Offering of Senior Subordinated Notes"

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, Stone Energy Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STONE ENERGY CORPORATION

Date: December 8, 2004	By: /s/ James H. Prince
James H. Prince Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated December 7, 2004, "Stone Energy Corporation Announces $150 Million Offering of Senior Subordinated Notes"